CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cost of revenue
Share-based compensation expense	$ 91,597	$ 53,850	$ 31,510
General and administrative expenses
Share-based compensation expense	568,077	389,802	1,777,941
Research and development expenses
Share-based compensation expense	2,806,587	1,788,724	544,786
Sales and marketing expenses
Share-based compensation expense	$ 196,224	$ 127,095	$ 70,707